UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[   ]          Preliminary Proxy Statement
[   ]          Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]          Definitive Proxy Statement
[X]          Definitive Additional Materials
[   ]          Soliciting Materials Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

DNB Financial Corporation
______________________________
(Exact Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box)
[X]          No fee required.
[   ]          Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.1

(1)   Title of each class of securities to which transaction applies:
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(2)   Aggregate number of securities to which transaction applies:
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(3)   Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
(4)   Proposed maximum aggregate value of transaction:
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(5)   Total fee paid:
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[   ]          Fee paid previously with preliminary materials.
[   ]          Check box if any part of the fee is offset as provided by Exchange Act Tule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid
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(2)   Form, Schedule or Registration Statement No.:
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(3)   Filing Party:
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(4)   Date Filed:
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Proxy Statement Supplement to Proxy Statement Filed March 13, 2019
2019 Annual Meeting of Shareholders

 March 27, 2019

Dear DNB Shareholders:

You most likely have received a proxy card for DNB Financial Corporation’s 2019 Annual Meeting of Shareholders to be held on April 24, 2019. Due to a printing error, you received an incorrect proxy card. Proposal 1 should have offered you the option to either vote FOR or to WITHHOLD your vote as to each individual director nominee identified in the Proxy Statement and on the proxy card.

We have therefore enclosed a corrected proxy card that lists the correct voting options for Proposal 1. If you have already returned the original proxy card, you must return the enclosed corrected proxy card, using the enclosed reply envelope, to have your shares voted by proxy at the April 24, 2019 annual meeting. If you have already voted via the Internet or by telephone based on the incorrect proxy card, please return the enclosed revised proxy card or resubmit your vote via the Internet or by telephone following the instructions on the enclosed corrected proxy card. If you have not yet returned the original proxy card, please discard it and instead use the enclosed corrected proxy card, or vote via the Internet or by telephone following the instructions on the enclosed corrected proxy card. If your shares are held in the name of a bank, broker or other agent, please follow the instructions on the voting instruction card furnished by the bank, broker or other agent.

We regret any inconvenience or confusion caused by the mailing of an erroneous proxy card but chose to provide the corrected proxy cards to ensure the integrity of the voting process. If you need assistance or have any questions or concerns regarding the corrected proxy card, please call me at 484-359-3138. We appreciate your attention to this matter.

Best Regards,

Gerald F. Sopp
Corporate Secretary

Your vote matters - here's how to vote! You may vote online or by phone instead of mailing this card.
Votes submitted online or by phone must be received by 1:00 a.m., Eastern Time, on April 24, 2019.

Online Go to www.investorvote.com/DNBF or scan the QR code - login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

ANNUAL MEETING - CORRECTED PROXY CARD
\/ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. \/

A	Proposals - The Board of Directors recommends a vote FOR all nominees listed, FOR Proposals 2 and 4 and FOR a 1 YEAR frequency for Proposal 3.
1. Election of Directors:
	For	Withhold		For	Withhold		For	Withhold
01 - Mildred C. Joyner	☐	☐	02 - Mary D. Latoff	☐	☐	03 - John F. McGill	☐	☐

2.	An advisory (non binding) "Say On Pay" resolution to approve executive officer compensation.	For ☐	Against ☐	Abstain ☐	3.	An advisory (non-binding) "say when on pay" resolution for shareholders to recommend the frequency at which the Corporation should conduct an advisory vote to approve executive officer compensation.	1 Year ☐	2 Years ☐	3 Years ☐	Abstain ☐

4.	To ratify the appointment of BDO USA, LLP as the registered public accounting firm for the fiscal year ending December 31, 2019.	For ☐	Against ☐	Abstain ☐

B	Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

2019 Annual Meeting of Shareholders
2019 Annual Meeting of
DNB Financial Corporation Shareholders
Wednesday, April 24, 2019 10:00 a.m. Local Time
Downingtown Country Club
85 Country Club Drive, Downingtown, PA 19335

\/ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. \/

PROXY - DNB Financial Corporation

Notice of 2019 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting - Wednesday, April 24, 2019

Joseph Dellavecchia, A. Joseph Rubino and Charles E. Swope, Jr. or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of DNB Financial Corporation to be held on Wednesday, April 24, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, FOR Proposals 2 and 4 and FOR a 1 Year frequency for Proposal 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C	Non-Voting Items
Change of Address - Please print new address below.	Comments - Please print your comments below.	Meeting Attendance
		Mark box to the right if you plan to attend the Annual Meeting.	☐